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                                                                   EXHIBIT 10.2



                               NETRO CORPORATION

                             1996 STOCK OPTION PLAN

                       (AS AMENDED THROUGH JUNE 21, 1999)



        1. PURPOSES OF THE PLAN. The purposes of this 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

               (b) "AFFILIATE" means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

               (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option, restricted stock purchase and stock bonus plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

               (d) "BOARD" means the Board of Directors of the Company.

               (e) "CODE" means the Internal Revenue Code of 1986, as amended.

               (f) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

               (g) "COMMON STOCK" means the Common Stock of the Company.

               (h) "COMPANY" means Netro Corporation, a California corporation.

               (i) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Director of the Company whether compensated for such services or not.



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               (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

               (k) "DIRECTOR" means a member of the Board.

               (l) "EMPLOYEE" means any person, (including if appropriate any Named Executive, Officer or Director), employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

               (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (n) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                   (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.




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               (p) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

               (q) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

               (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

               (s) "OPTION" means a stock option granted pursuant to the Plan.

               (t) "OPTIONED STOCK" means the Common Stock subject to an Option.

               (u) "OPTIONEE" means an Employee or Consultant who receives an Option.

               (v) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

               (w) "PLAN" means this 1996 Stock Option Plan.

               (x) "REPORTING PERSON" means an officer, director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

               (y) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

               (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (aa) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

               (bb) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

               (cc) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 5,140,284



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shares of Common Stock, plus any shares that should become available for grant under the Company's 1995 Stock Option Plan which shall be transferred to this Plan, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001, 2002, 2003, 2004, 2005 and 2006 equal to the lesser of: (i) 750,000 Shares; (ii) three percent (3%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant as nonstatutory stock options under the Plan.

        4. ADMINISTRATION OF THE PLAN.

               (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees and Consultants.

               (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

               (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                     (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                     (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

                     (iv) to determine the number of shares of Common Stock to be covered by each such option granted hereunder;

                     (v) to approve forms of agreement for use under the Plan;



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                     (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any option granted hereunder;

                     (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                     (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                     (ix) to construe and interpret the terms of the Plan and Options granted under the Plan; and

                     (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

               (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

        5. ELIGIBILITY.

               (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

               (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

               (c) EMPLOYMENT RELATIONSHIP. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.



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        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 12 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 Shares.

        9. OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                     (i) In the case of an Incentive Stock Option that is:

                             (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option that is:

                             (A) granted to a person who, at the time of the
grant of such Option is a Ten Percent Holder, prior to the date, if any, on which the Common Stock becomes a Listed Security, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.


                             (B) granted to a Named Executive, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.


                             (C) granted to any person, other than a Named
Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administration.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the



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Shares as to which such Option shall be exercised, (5) authorization for the
Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided that if required by the Applicable Laws, any option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for



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which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Subject to Section 10(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

               (c) DISABILITY OF OPTIONEE.

                      (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                      (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.




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               (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (e) RULE 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

               (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. TAXES.

               (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising or receiving the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

               (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

               (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").



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               (d) If permitted by the Administrator, in its discretion, a
Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

               (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or
(d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

               (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

        12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR SALE OF ASSETS. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders,



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each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

               (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

        13. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. Option may be exercised or purchased during the lifetime of the Optionee, only by the Optionee.

        14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        15. AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options issued under the Plan shall become void in the event such approval is not obtained.

        20. INFORMATION AND DOCUMENTS TO OPTIONEES. Prior to the date, if any, upon which the Common Stock becomes a Listed Security, the Company shall provide financial statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities under the Plan are issued.

                                NETRO CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

               Netro Corporation, a California corporation (the "Company"), hereby grants to <<OPTIONEE>> (the "Optionee") effectivE <<BOARDGRANTDATE>>, an option to purchase a total of <<SHARESGRANTED>> shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1. Nature of the Option. This option is intended to qualify as an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

        2. Option Price. The Option Price is <<OptionPrice>> for each share of Common Stock, which price is not less than the fair market value per share of Common Stock on the date of grant (110% of fair market value in the event Optionee owns, immediately before this option is granted, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, as those terms are defined in Section 425 of the Code), as determined by the Board or its Committee.

        3. Exercise of Option. This option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

              (i) Right to Exercise.

                      (a) Subject to subsection 3(i)(b), below, this option shall be exercisable cumulatively, as follows:

        1/4th of the shares subject to this option (i.e., <<ONEFOURTHOFSHARES>> shares) shall become exercisable one (1) year after the vesting commencement date of <<VESTINGCOMMENCEDATE>>, with an additional 1/48th of the shares (i.e., <<ONEFORTYEIGHTHOFSHARES>> shares) becoming exercisable at the end of each one month period thereafter.

                      (b) This option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of employment, consulting relationship or directorship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

             (ii) Method of Exercise. This option shall be exercisable by written notice which shall state the election to exercise the option, the number of Shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President of the Company. The written notice shall be accompanied by payment of the purchase price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

               No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        4. Optionee's Representations. By receipt of this option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that he or she understands that:

              (i) both this option, and any Shares purchased upon its exercise, are securities the issuance by the Company of which requires compliance with federal and state securities laws;

             (ii) these securities are made available to Optionee only on the condition that Optionee makes the representation contained in this Section 4 to the Company; and

            (iii) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.

        5. Method of Payment. Payment of the exercise price shall be by (i) check payable to the Company, (ii) same-day sale of all or part of the underlying Shares, whereby the Company is first paid the appropriate exercise price for the Shares and thereafter the Optionee is paid the balance of the sales price of the Shares, or (iii) surrender of other Shares of Common Stock of the Company which, if acquired from the Company, have been held for six (6) months or more and which are of a value equal to the exercise price of the Shares as to which the Option is being exercised.

        6. Restrictions on Exercise. This option may not be exercised if the issuance of such shares upon such exercise would constitute a violation of any applicable Federal or State Securities or other law or regulation, including any rule under Regulation G as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        7. Termination of Status as an Employee. If Optionee ceases to serve as an Employee, Consultant or director of the Company, Optionee may, but only within the earlier of three (3) months after the date Optionee ceases to be an Employee, Consultant or director of the Company or the date the Option expires by its terms, exercise his or her option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the option at the date of such termination, or if he or she does not exercise the option within the time specified herein, the option shall terminate.

        8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment, consulting relationship or directorship with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within the earlier of six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of termination of employment, consulting relationship, directorship or the date the Option expires by its terms, exercise his or her option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

        9. Death of Optionee. In the event of the death of Optionee:

              (i) during the option period while an Employee, Consultant or director of the Company and having been in Continuous Status as such since the date of grant of the option, the option may be exercised, at any time within the earlier of six (6) months following the date of death or the date the Option expires by its terms, by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued up to the date of death; or

             (ii) within one (1) month after the termination of the Optionee's Continuous Status as an Employee, Consultant or director of the Company, the option may be exercised, at any time within the earlier of six (6) months following the date of death or the date the Option expires by its terms, by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        10. Non-Transferability of Option. This option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. Term of Option. This Option may not be exercised more than ten years from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this option.

        12. Market Standoff Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933 (the "1933 Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act (or such other shorter period as is determined by the Company or the representative of the underwriters); provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        13. Early Disposition of Stock. Optionee understands that if he or she disposes of any Shares received under this option within 2 years after the date of this Agreement or within 1 year after such Shares were delivered to him or her, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he or she disposes of such shares at any time after the expiration of such 2-year and 1-year holding periods, any gain on such sale will be taxed at capital gain rates.

                                                NETRO CORPORATION

                                                a California corporation

                                                By: _________________________
                                                    Gideon Ben-Efraim, President

        Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan.

Dated: _________________               _________________________________________
                                       Optionee

                                NETRO CORPORATION

                 EXERCISE NOTICE AND RESTRICTED STOCK AGREEMENT

                             1996 STOCK OPTION PLAN



        This Exercise Notice and Restricted Stock Agreement ("Agreement") is made as of _________________, 199__ by and between Netro Corporation, a California corporation (the "Company"), and _______________________ (the "Purchaser").

        1. Exercise of Option.

               Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1996 Stock Option Plan (the "Plan"), and pursuant to the Stock Option Agreement dated ________________________ (the "Option Agreement") between the Company and the Purchaser, the Purchaser has elected to purchase ______________ of those shares which have become vested under the vesting schedule set forth in Section 3(i)(a) of the Option Agreement (the "Shares"). The purchase price for the Shares shall be __________________ per Share for a total purchase price of ___________________________. The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares, or as stock dividends or as a result of any stock splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

        2. Payment of Purchase Price.

               The purchase price for the Shares shall be paid to the Company at the time of execution of this agreement in cash or by check made payable to the Company. The form of such payment shall be at the discretion of the Company.

        3. Limitations on Transfer.

               Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with Sections 3(a) and 3(b) below and applicable securities laws:

               (a) Right of First Refusal. In the event, at any time after the date of this Agreement, the Purchaser or his or her transferee desires to sell or transfer the Shares in any manner, the Purchaser shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he is proposing or is to dispose of such Shares. Said right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. If the Company desires to exercise such right of first refusal, it shall notify Purchaser in writing within such thirty (30) day period. In the event the Shares are not disposed of on such terms within thirty (30) days following lapse of the period of the right of first refusal provided to the Company, or if the Purchaser proposes to change the price or other terms to make such terms more favorable to the buyer, the Shares shall once again be subject to the right of first refusal herein provided.

               (b) Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death, except as to transfers to spouses, immediate ancestors or descendants, or divorce) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (c) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(b), the purchase price per Share shall be that price set by the Board of Directors of the Company, in its discretion, exercised in good faith. Such purchase price shall reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by the Company of written notice of the transfer or proposed transfer of Shares. The decision of the Board of Directors as to the purchase price shall be final.

               (d) Assignment. The right of Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

               (e) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

               (f) Termination of Refusal Right. The rights of first refusal granted the Company by Sections 3(a) and 3(b) above shall terminate at such time as a public market exists for the Company's capital stock (or any other stock issued to Purchaser in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if
(i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal. Notwithstanding the foregoing, Purchaser and Purchaser's transferees will not, without the prior written consent of the Company, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any of the Shares for a period of one hundred eighty (180) days following the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the Company's initial public offering of securities.

               (g) Exempt Transfers. The restrictions on transfer of this
Section 3 shall not apply to a transfer to Purchaser's ancestors or descendants or spouse or to a trustee for their bene-fit, provided that such transferee shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

        4. Investment Representations.

               In connection with the purchase of the Shares, Purchaser represents to the Company the following:

               (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

               (b) Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

               (c) Purchaser's principal residence is located at the address indicated beneath the Purchaser's signature below.

               (d) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed in this Agreement. Purchaser acknowledges that the sale of the Shares involves a high degree of risk, and the Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its value.

               (e) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (f) Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" (acquired, directly or indirectly, from the issuer thereof or from an affiliate of such issuer, in a non-public offering) subject to the satisfaction of certain conditions, including, among other things: (i) the availability, in certain cases, of certain public information about the Company; (ii) the resale occurring (unless Rule 701 promulgated under the Act is available) not less than one year after the party has purchased and paid for the securities to be sold; and (iii) in the case of an affiliate, or a non-affiliate who has held the restricted securities for less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

               (g) Purchaser further understands that, at the time Purchaser wishes to sell the securities, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the securities under Rule 144 even if the one-year minimum holding period had been satisfied.

               (h) Purchaser further understands that in the event that all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transactions do so at their own risk.

               (i) Purchaser further understands that the resale provisions of Rule 701, if available, will not apply until 90 days after the Company becomes subject to the reporting obligations under the Securities Act and that there can be no assurance that the requirements of Rule 701 will be met.

        5. Legends; California Securities Law.

               The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable corporate and securities laws):

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        6. No Employment Rights. This Agreement shall not confer upon Purchaser any right with respect to continuation of his or her position as an employee or consultant of the Company or its subsidiaries, nor shall it interfere in any way with the right of Purchaser or the Company, or any of its subsidiaries, to terminate Purchaser's position as an employee or consultant of the Company at any time.

        7. Miscellaneous.

               (a) This Agreement may be amended only by written Agreement between the Company and Purchaser.

               (b) Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to Purchaser, at his or her address as shown on the stock records of the Company.

               (c) The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

               (d) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

NETRO CORPORATION                           PURCHASER



By:_____________________________            _____________________________

Gideon Ben-Efraim, CEO                      Address:_____________________
3200 Coronado Drive                                 _____________________
Santa Clara, CA  95054

                                  ATTACHMENT A


                                CONSENT OF SPOUSE



        I, _______________________, spouse of have read and approved the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Dated:  _________________                      _______________________________
                                               Spouse of Purchaser